The Prudential Series Fund
Semi-Annual period ended 6/30/2015
File number 811-03623

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Shake Shack Inc. 819047101
Trade Date
01/29/2015
List of Underwriters
(GS) Goldman, Sachs & Co.
Barclays Capital Inc.
J.P. Morgan Securities LLC
Jefferies LLC
Morgan Stanley & Co. LLC
Stifel, Nicolaus & Company, Incorporated
William Blair & Company, L.L.C.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
Morgan Stanley & Co. LLC
Sector or Industry:
Specialty Eateries / Services
Date of First Offering:
01/29/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$21.000
Underwriting Spread per Unit:
1.470
Gross Spread as a % of Price:
7.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$105,000,000
Subordination Features:
COMMON STOCK
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.0241%

LIST EACH PARTICIPATING FUND - THIS INFORMATION WILL BE DISPLAYED
 IN THE FOLLOWING ORDER THROUGHOUT THE REMAINDER OF THE
 ITEM 77O EXHIBIT:

  PI LLC FUND NAME
  Percent of Offering Purchased by Fund
  Dollar Value of Offering Purchased by Fund

AST Goldman Sachs Small-Cap Value Portfolio
0.0845%
$88,704.00
PSF SP Goldman Sachs Small Cap Portfolio (Goldman sleeve)
0.0114%
$11,928.00
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.0959%
$100,632.00
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.0959%
$100,632.00






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CYRUSONE INC  23283R100
Trade Date
04/01/2015
List of Underwriters
 Goldman, Sachs & Co.
Barclays Capital Inc.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Morgan Stanley & Co. LLC
PNC Capital Markets LLC
Regions Securities LLC
UBS Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
MORGAN STANLEY & CO. LLC
Sector or Industry:
FINANCIAL
Date of First Offering:
03/31/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$31.120
Underwriting Spread per Unit:
1.2448
Gross Spread as a % of Price:
4.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$385,888,000
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
12.1420%

LIST EACH PARTICIPATING FUND - THIS INFORMATION WILL BE DISPLAYED
 IN THE FOLLOWING ORDER THROUGHOUT THE REMAINDER OF THE
 ITEM 77O EXHIBIT:

  PI LLC FUND NAME
  Percent of Offering Purchased by Fund
  Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Small-Cap Value Portfolio
1.2201%
$4,708,238.00
PSF SP Small Cap Value Portfolio
0.1581%
$610,107.63
Total Purchased for Prudential Funds which Sub-Adviser Manages
1.3782%
$5,318,345.63
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
1.3782%
$5,318,345.63









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
BOJANGLES', INC  097488100
Trade Date
05/07/2015
List of Underwriters
Goldman, Sachs & Co.
Barclays Capital Inc.
Jefferies LLC
Keybanc Capital Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith,
Incorporated
Piper Jaffray & Co
RBC Capital Markets, LLC
Stephens Inc.
Suntrust Robinson Humphrey, Inc.
Wells Fargo Securities, LLC
William Blair & Company, L.L.C.
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
MERRILL LYNCH, PIERCE, FENNER & SMITH,
INCORPORATED
Sector or Industry:
SERVICES
Date of First Offering:
05/07/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$19.000
Underwriting Spread per Unit:
1.3300
Gross Spread as a % of Price:
7.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$147,250,000
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
1.2904%

LIST EACH PARTICIPATING FUND - THIS INFORMATION WILL BE DISPLAYED
 IN THE FOLLOWING ORDER THROUGHOUT THE REMAINDER OF THE
 ITEM 77O EXHIBIT:

  PI LLC FUND NAME
  Percent of Offering Purchased by Fund
  Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Small-Cap Value Portfolio
0.1103%
$162,355.00
PSF SP Small Cap Value Portfolio
0.0142%
$20,938.00
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1245%
$183,293.00
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.1245%
$183,293.00







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
VIRTU FINANCIAL, INC  928254101
Trade Date
04/15/2015
List of Underwriters
Goldman, Sachs & Co.
Academy Securities, Inc.
BMO Capital Markets Corp.
CIBC World Markets Inc.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Evercore Group L.L.C.
J.P. Morgan Securities LLC
Rosenblatt Securities Inc
Sandler, O'neill & Partners, L.P.
ISI
UBS Securities LLC
Was the security: 33 Act Registration, Eligible Municipal Security, Eligible Government offering, Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly
NO
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased (Non-
affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
FINANCIAL
Date of First Offering:
04/15/2015
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
19.000
Underwriting Spread per Unit:
1.3300
Gross Spread as a % of Price:
7.000%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$314,113,168
Subordination Features:
Common Stock
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
3.0547%


LIST EACH PARTICIPATING FUND - THIS INFORMATION WILL BE DISPLAYED
 IN THE FOLLOWING ORDER THROUGHOUT THE REMAINDER OF THE
 ITEM 77O EXHIBIT:

  PI LLC FUND NAME
  Percent of Offering Purchased by Fund
  Dollar Value of Offering Purchased by Fund


AST Goldman Sachs Small-Cap Value Portfolio
0.2309%
$725,154.00
PSF SP Small Cap Value Portfolio
0.0299%
$93,898.00
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.2608%
$819,052.00
Total Percent Purchased by all PI LLC Funds and private advisory accounts over which subadviser has investment discretion
0.2608%
$819,052.00